Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
Note 6: Income taxes
Income (loss) before income tax consisted of the following (in thousands):

	Years Ended December 31,
	2020	2019
US	$89,416	$62,706
Korea	(14,199)	(12,839)

Total income before income taxes	$75,217	$49,867

The following table presents the detail of income tax expense for the periods presented (in thousands):

	Years Ended December 31,
	2020	2019

Current:
US	$15,244	$8,469
Korea	1,928	2,367

Total Current Taxes	$17,172	$10,836

Deferred:
US	$5,105	$5,278
Korea	(683)	(2,572)

Total Deferred Taxes	$4,422	$2,706

Total Income Tax Expense	$21,594	$13,542

The following table presents a reconciliation of the statutory rate and our effective tax rate for the periods presented:

	Years Ended December 31,
	2020	2019
Statutory Tax Rate	20.0%	20.0%
Foreign Jurisdiction Rate Differential	3.8%	3.4%
Non-deductible interest	1.5%	—
Withholding Taxes	2.3%	4.6%
Tax Credits	(3.5)%	(7.3)%
Valuation Allowance	5.0%	7.6%
Other	(0.5)%	(1.1)%

Total Tax Rate	28.6%	27.2%

Deferred federal, state, and foreign income taxes reflect the net tax impact of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and such amounts for tax purposes. The following table presents the significant components of our deferred tax assets and liabilities as of the dates presented (in thousands):

	As of December 31,
	2020	2019

Deferred income tax assets:
Net Operating Loss Carryforward	$8,206	$6,173
Tax Credit Carryforward	9,529	6,286
Accruals and Reserves	1,762	976
Intangibles	14,158	9,476
Lease liability	2,565	2,736

Deferred tax assets	$36,220	$25,647
Less: valuation allowance	(17,936)	(12,921)

Net deferred tax assets	$18,284	$12,726

Deferred tax liabilities
Goodwill	$(35,096)	$(25,015)
Accrued Interest	—	(8,531)
Right-of-use-asset	(2,424)	(2,561)
Other	(359)	(627)

Deferred tax liabilities	$(37,879)	$(36,734)

Net deferred tax assets /(liabilities)	$(19,595)	$(24,008)

Realization of deferred tax assets is dependent upon the generation of future taxable income, if any, the timing, and amount of which are uncertain. We have provided a valuation allowance against certain deferred tax assets of Korea as of December 31, 2020, and 2019, because, based on the weight of available evidence, it is more likely than not (a likelihood of more than 50%) that these deferred tax assets will not be realized. As of December 31, 2020, we determined tax attributes expected to be realized prior to their expiration and recognized a deferred tax asset of $560 thousand.
As of December 31, 2020, and 2019, we have Korean tax loss carryforwards of approximately $34.4 million and $28.1 million, respectively, which are available to reduce future taxable income. These losses begin to expire in 2026.
Additionally, we have Korean tax credit carryforwards of $8.8 million and $6.3 million as of December 31, 2020 and 2019, respectively, which are available to reduce future foreign tax liabilities. The foreign tax credit carryforwards begin to expire in 2022.
We have not recorded a liability for income taxes or withholding taxes on undistributed earnings of subsidiaries as of December 31, 2020 and 2019 as we intend to reinvest such earnings outside of Korea for the foreseeable future. Given the Company’s current and anticipated losses in Korea, the method of realizing the cumulative temporary differences related to foreign earnings is difficult to estimate. Therefore, the Company concluded it is not practical to estimate the related deferred tax liability.
We are currently not under audit in any tax jurisdiction. We do not have any uncertain tax positions and have not established reserves for tax positions based on estimates of whether, and the extent to which, additional taxes will be due.